UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2019

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

1-905	PPL Electric Utilities Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-0959590

333-173665	LG&E and KU Energy LLC (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	20-0523163

1-2893	Louisville Gas and Electric Company (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	61-0264150

1-3464	Kentucky Utilities Company (Exact name of Registrant as specified in its charter) (Kentucky and Virginia) One Quality Street Lexington, KY 40507-1462 (502) 627-2000	61-0247570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]	PPL Corporation
[ ]	PPL Electric Utilities Corporation
[ ]	LG&E and KU Energy LLC
[ ]	Louisville Gas and Electric Company
[ ]	Kentucky Utilities Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[ ]	PPL Corporation
[ ]	PPL Electric Utilities Corporation
[ ]	LG&E and KU Energy LLC
[ ]	Louisville Gas and Electric Company
[ ]	Kentucky Utilities Company

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant

and

Section 8 - Other Events

Item 8.01 Other Events

Certain of the Registrants maintain credit facilities to enhance liquidity, provide credit support and backstop commercial paper programs. On March 8, 2019, the Registrants entered into the following amendments to certain of such credit facilities.

PPL Corporation

On March 8, 2019, PPL Capital Funding, Inc., as Borrower, and PPL Corporation, as Guarantor, amended their existing revolving credit facility with Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender and the other Lenders party thereto, to extend the termination date of such revolving credit facility from January 26, 2023 to January 26, 2024 and to increase the borrowing capacity under such revolving credit facility from $950 million to $1.450 billion, as set forth in the copy of the amendment to the revolving credit facility filed as Exhibit 10.1 to this Report.

Also on March 8, 2019, PPL Capital Funding, Inc., as Borrower, and PPL Corporation, as guarantor, amended their existing $100 million Revolving Credit Agreement with The Bank of Nova Scotia, as Administrative Agent and Lenders party thereto from time to time, to extend the term of such facility to March 13, 2020, as set forth in the copy of the amendment to the revolving credit facility filed as Exhibit 10.2 to this Report.

PPL Electric Utilities Corporation

On March 8, 2019, PPL Electric Utilities Corporation amended its existing $650 million revolving credit facility with Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender and the other Lenders party thereto, to extend the termination date of such revolving credit facility from January 26, 2023 to January 26, 2024, as set forth in the copy of the amendment to the revolving credit facility filed as Exhibit 10.3 to this Report.

Louisville Gas and Electric Company

On March 8, 2019, Louisville Gas and Electric Company, amended its existing $500 million revolving credit facility with Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender and the other Lenders party thereto, to extend the termination date of such revolving credit facility from January 26, 2023 to January 26, 2024, as set forth in the copy of the amendment to the revolving credit facility filed as Exhibit 10.4 to this Report.

Kentucky Utilities Company

On March 8, 2019, Kentucky Utilities Company, amended its existing $400 million revolving credit facility with Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender and the other Lenders party thereto, to extend the termination date of such revolving credit facility from January 26, 2023 to January 26, 2024, as set forth in the copy of the amendment to the revolving credit facility filed as Exhibit 10.5 to this Report.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1 -
Amendment No. 4 to Credit Agreement dated as of March 8, 2019 to Revolving Credit Agreement dated as of July 28, 2014 (as previously amended) among PPL Capital Funding, Inc., as Borrower, PPL Corporation, as Guarantor, the Lenders party thereto and Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.

10.2 -
Fifth Amendment to Revolving Credit Agreement (as previously amended) dated as of March 8, 2019 among PPL Capital Funding, Inc., as Borrower, PPL Corporation, as guarantor, The Bank of Nova Scotia, as Administrative Agent and the Lenders from time to time party thereto.

10.3 -
Amendment No. 4 to Credit Agreement dated as of March 8, 2019 to Amended and Restated Revolving Credit Agreement dated as of July 28, 2014 (as previously amended) among PPL Electric Utilities Corporation, as Borrower, the Lenders party thereto and Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.

10.4 -
Amendment No. 4 to Credit Agreement dated as of March 8, 2019 to Amended and Restated Revolving Credit Agreement dated as of July 28, 2014 (as previously amended) among Louisville Gas and Electric Company, as Borrower, the Lenders party thereto and Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.

10.5 -
Amendment No. 4 to Credit Agreement dated as of March 8, 2019 to Amended and Restated Revolving Credit Agreement dated as of July 28, 2014 (as previously amended) among Kentucky Utilities Company, as Borrower, the Lenders party thereto and Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller
PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President-Finance and Regulatory Affairs and Controller
LG&E AND KU ENERGY LLC

By:	/s/ Christopher M. Garrett
Christopher M. Garrett Controller
LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ Christopher M. Garrett
Christopher M. Garrett Controller
KENTUCKY UTILITIES COMPANY

By:	/s/ Christopher M. Garrett
Christopher M. Garrett Controller

Dated:  March 8, 2019